1

2 T A B L E O F C O N T E N T S Forward-Looking Statements Corporate Profile Highlights 2021 Outlook & Assumptions Summary Information Net Asset Value Component Data Summary Balance Sheet Summary Income Statement FFO, Normalized FFO & Adjusted FFO Outstanding Debt Debt Information Core Debt to Core EBITDA Capitalization & Financial Ratios Property Portfolio Development Pipeline Mezzanine Investments Acquisitions & Dispositions Construction Business Summary Same Store NOI by Segment Top 10 Tenants by Annualized Base Rent Lease Summary Office Lease Expirations Retail Lease Expirations Appendix – Definitions & Reconciliations Same Store vs Non-Same Store Reconciliation to Core EBITDA Capital Expenditures Reconciliation to Property Portfolio NOI Reconciliation to GAAP Net Income 03 04 05 06 07 08 09 10 11 12 13 14 15 16 18 20 21 22 23 24 25 26 27 28 32 33 34 35 36

3 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated November 2, 2021, which has been furnished as Exhibit 99.1 to our Form 8-K filed on November 2, 2021. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, and the Company’s financial outlook and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC. These factors include, without limitation: (a) the impact of the coronavirus (COVID-19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company’s ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company’s tenants’ and other third parties’ businesses and financial conditions that adversely affect the ability and willingness of the Company’s tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company’s properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company’s ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) the Company’s ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; and (d) the Company’s ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders. The Company expressly disclaims any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. FORWARD-LOOKING STATEMENTS

4 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board James C. Cherry, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director Eva S. Hardy, Independent Director A. Russell Kirk, Director Dorothy S. McAuliffe, Independent Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Michael P. O’Hara, Chief Financial Officer Shawn J. Tibbetts, Chief Operating Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Bank of America Merrill Lynch James Feldman (646) 855-5808 james.feldman@bofa.com ANALYST COVERAGE Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust with four decades of experience developing, building, acquiring and managing high-quality office, retail and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third-party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Stifel Stephen Manaker (212) 271-3716 manakers@stifel.com Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com

5 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $4.9 million, or $0.06 per diluted share, compared to $8.7 million, or $0.11 per diluted share, for the three months ended September 30, 2020. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $21.9 million, or $0.27 per diluted share, compared to $19.2 million, or $0.24 per diluted share, for the three months ended September 30, 2020. See "Non-GAAP Financial Measures." • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $21.5 million, or $0.26 per diluted share, compared to $19.0 million, or $0.24 per diluted share, for the three months ended September 30, 2020. • Raised 2021 full-year Normalized FFO guidance to $1.05 to $1.07 per diluted share from the Company's previous guidance range of $1.02 to $1.06 per diluted share due to higher forecast net operating income ("NOI") from the operating portfolio. • Announced a fourth quarter cash dividend of $0.17 per common share, resulting in the third quarterly increase this year, a 6.25% increase over the prior quarter's dividend, and a 54.5% cumulative increase year-to-date. • Stabilized operating property portfolio occupancy increased to 96.4% as of September 30, 2021. Office occupancy was 96.9%, retail occupancy was 95.2%, and multifamily occupancy was 97.4%. • Positive releasing spreads on retail lease renewals during the third quarter of 13.3% on a GAAP basis and 8.4% on a cash basis. • Same Store NOI increased 10.5% on a GAAP basis and 8.7% on a cash basis compared to the quarter ended September 30, 2020. Highlights include: • Multifamily Same Store NOI increased 19.0% on a GAAP basis and 19.5% on a cash basis compared to the quarter ended September 30, 2020. • Retail Same Store NOI increased 15.3% on a GAAP basis and 9.5% on a cash basis compared to the quarter ended September 30, 2020. • Leased 90,000 square feet of commercial office and retail space since the Company’s previous quarterly update, including 36,000 square feet at Wills Wharf. • Announced the commencement of construction at mixed-use development project, Southern Post in Roswell, Georgia by the end of 2021. • Completed the off-market acquisition of Greenbrier Square, a Kroger-anchored retail center in Chesapeake, Virginia. • Completed the off-market acquisition of Overlook Village, a 150,000 square foot retail center in Asheville, North Carolina anchored by T.J. Maxx | Homegoods and Ross.

6 2021 OUTLOOK & ASSUMPTIONS OUTLOOK LOW HIGH TOTAL NOI $122.5M $123.4M CONSTRUCTION SEGMENT GROSS PROFIT $3.6M $4.0M G&A EXPENSES $14.8M $15.1M MEZZANINE INTEREST INCOME $18.2M $18.6M INTEREST EXPENSE(1) $33.6M $34.0M NORMALIZED FFO PER DILUTED SHARE $1.05 $1.07 • Interest expense based on Forward LIBOR Curve, which forecasts rates ending the year at 0.10% • Opportunistic sale of common stock through the ATM program, resulting in a full year weighted average share count of 82M • Disposition of Johns Hopkins Village during the fourth quarter GUIDANCE ASSUMPTIONS (1) Includes the interest expense on finance leases.

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE DATA

	Three months ended			
OPERATIONAL METRICS	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Net income attributable to common stockholders and OP unitholders	$4,861	$5,568	$3,122	$1,851
Net income per diluted share attributable to common stockholders and OP unitholders	**$0.06**	**$0.07**	**$0.04**	**$0.02**
Normalized FFO attributable to common stockholders and OP unitholders	21,518	23,320	20,575	19,900
Normalized FFO per diluted share attributable to common stockholders and OP unitholders	**$0.26**	**$0.29**	**$0.26**	**$0.25**
Annualized dividend yield	5.09%	4.82%	4.78%	3.92%
Core debt / Annualized core EBITDA	6.9x	6.7x	7.0x	6.6x
Fixed charge coverage ratio	2.3x	2.4x	2.4x	2.3x
CAPITALIZATION				
Common shares outstanding	61,324	60,992	59,894	59,073
Operating Partnership units outstanding	20,853	20,853	20,853	20,865
Common shares and Operating Partnership units outstanding	82,177	81,845	80,747	79,938
Market price per common share	$13.37	$13.29	$12.54	$11.22
Common equity capitalization	1,098,707	1,087,720	1,012,568	896,904
Preferred equity capitalization	171,085	171,085	171,085	171,085
Total equity capitalization	$1,269,792	$1,258,805	$1,183,653	$1,067,989
Total debt(1)	1,017,410	963,885	975,099	962,812
Total capitalization	2,287,202	2,222,690	2,158,752	2,030,801
Less: cash	(33,453)	(53,242)	(34,588)	(50,430)
Total enterprise value	$2,253,749	$2,169,448	$2,124,164	$1,980,371
STABILIZED PORTFOLIO OCCUPANCY				
Retail (2)	95.2%	94.7%	93.9%	94.7% (4)
Office (2)	96.9%	96.5%	97.2%	97.0%
Multifamily (3)	97.4% (5)	92.2% (5)	92.2% (5)	92.5%
Weighted Average (6)	96.4%	94.1%	94.0%	94.4%
PORTFOLIO METRICS (INCLUDING NON-STABILIZED)				
Net Operating Income (NOI)	$31,300	$30,621	$29,603	$28,785
Total Number of Properties	58	57	57	57
Total Rentable Square Feet (RSF)	5,693,551	5,337,669	5,337,657	5,323,441
Retail Portfolio				
Net Operating Income	$14,853	$14,011	$13,392	$13,500
Number of Properties	38	37	37	37
Net Rentable Square Feet	4,064,391	3,709,490	3,709,478	3,690,375
Office Portfolio				
Net Operating Income	$6,977	$7,405	$7,402	$7,073
Number of Properties	8	8	8	8
Net Rentable Square Feet	1,629,160	1,628,179	1,628,179	1,633,066
Multifamily Portfolio				
Net Operating Income	$9,470	$9,205	$8,809	$8,212
Number of Properties	12	12	12	12
Units	2,344	2,344	2,344	2,344
Beds	1,183	1,183	1,183	1,183

(1) Excludes GAAP adjustments.
(2) Office and retail occupancy based on leased square feet as a % of respective total.
(3) Multifamily and student housing occupancy based on occupied units/beds as a % of total.
(4) Regal leases which were terminated in October 2020 have been re-signed and included in occupancy for this quarter. Regal at Columbus Village II was re-signed after December 31, 2020.

(5)

	3Q21	2Q21	1Q21	4Q20
Conventional:	97.4%	96.6%	95.8%	95.9%
Student Housing:	97.5%	83.5%	85.0%	85.6%

(6) Total occupancy weighted by annualized base rent.

7

NET ASSET VALUE COMPONENT DATA

$ IN THOUSANDS

ARMADA HOFFLER PROPERTIES

Stabilized Portfolio NOI (Cash)[1]

	Three months ended 9/30/2021			
	Office[3]	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI[2]	$7,533	$14,297	$9,422	$31,252
Unstabilized Properties NOI	(658)	-	-	(658)
Signed Leases Not Yet Occupied or In Free Rent Period	35	697	137	869
Net Deferrals and Recoveries	(18)	(308)	(19)	(345)
Stable Portfolio NOI	$6,892	$14,686	$9,540	$31,118
Intra-Quarter Transactions				
Net Acquisitons	-	505	-	505
Net Dispositions	-	-	-	-
Total	-	505	-	505
Annualized	$27,568	$60,763	$38,160	$126,491

Non-Stabilized Portfolio

	As of 9/30/2021
Projects Under Development at Cost	$62,000
Projects Delivered Not Stabilized at Cost	112,000
Projects Under Predevelopment or On Hold	10,000
Unconsolidated Joint Ventures	10,000
Total Non-Stabilized Portfolio	$194,000

Management's Estimate of Land Value and Vacancy Opportunities

	Size	Estimated Value[6]
Harrisonburg MF Development Opportunity	266 units	$20,000-30,000/unit

	Size	Net Rent PSF
Vacant Space at Lease or signed subsequent to 9/30	61,000 sf	$18.40

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$4,915

Non-Property Assets[4]

	As of 9/30/2021
Cash and Retricted Cash	$33,453
Accounts Receivable	30,576
Notes Receivable, Including Mezzanine Investments[5]	117,927
Construction receivables, including retentions[5]	13,936
Acquired lease intangible assets, net	65,197
Other Assets	42,421
Total Non-Property Assets	$303,510

Liabilities[4]

	As of 9/30/2021
Mortgages and Notes Payable[5]	$1,017,410
Accounts Payable and Accrued Liabilities	26,549
Construction Payables, Including Retentions	22,078
Other Liabilities	63,122
Total Liabilities	$1,129,159

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stocl	$171,085

Common Equity

	As of 9/30/2021
Total common shares outstanding	61,324
Total OP units outstanding	20,853
Total Common Shares & OP Units Outstanding	82,177

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.7M for the 3 months ended 9/30/2021.
(3) Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.
(4) Excludes lease right of use assets and lease liabilities.
(5) Excludes GAAP adjustments.
(6) Management's assessment of comparable multifamily assets in the applicable market.

8

9 SUMMARY BALANCE SHEET $ IN THOUSANDS 9/30/2021 12/31/2020 Assets (Unaudited) Real estate investments: Income producing property $1,744,124 $1,680,943 Held for development 11,294 13,607 Construction in progress 54,871 63,367 Accumulated depreciation (278,218) (253,965) Net real estate investments 1,532,071 1,503,952 Real estate investments held for sale 68,762 1,165 Cash and cash equivalents 28,038 40,998 Restricted cash 5,415 9,432 Accounts receivable, net 30,576 28,259 Notes receivable, net 118,164 135,432 Construction receivables, including retentions, net 13,753 38,735 Construction contract costs and estimated earnings in excess of bil l ings 370 138 Equity method investments 9,174 1,078 Operating lease right-of-use assets 23,547 32,760 Finance lease right-of-use assets 47,266 23,544 Acquired lease intangible assets 65,197 58,154 Other assets 42,051 43,324 Total Assets $1,984,384 $1,916,971 Liabilities and Equity Indebtedness, net $968,424 $963,845 Liabilities related to assets held for sale 60,021 - Accounts payable and accrued liabilities 26,549 23,900 Construction payables, including retentions 22,078 49,821 Bil l ings in excess of costs and estimated earnings 2,674 6,088 Operating lease liabilities 31,607 41,659 Finance lease liabilities 46,078 17,954 Other l iabilities 62,197 56,902 Total Liabilities 1,219,628 1,160,169 Total Equity 764,756 756,802 Total Liabilities and Equity $1,984,384 $1,916,971 As of

10 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE DATA Three months ended Nine months ended 9/30/2021 9/30/2020 9/30/2021 9/30/2020 Revenues (Unaudited) Rental revenues $49,560 $39,636 $142,679 $121,840 General contracting and real estate services revenues 17,502 58,617 71,473 163,283 Total Revenues 67,062 98,253 214,152 285,123 Expenses     Rental expenses 12,717 10,223 34,841 27,907 Real estate taxes 5,543 4,760 16,314 13,326 General contracting and real estate services expenses 15,944 56,509 68,350 157,401 Depreciation and amortization 16,886 14,176 52,237 42,232 Amortization of right-of-use assets - finance leases 278 147 745 440 General and administrative expenses 3,449 2,601 10,957 9,382 Acquisition, development and other pursuit costs 8 26 111 555 Impairment charges - 47 3,122 205 Total Expenses 54,825 88,489 186,677 251,448 Gain (loss) on real estate dispositions (113) 3,612 3,604 6,388 Operating Income 12,124 13,376 31,079 40,063 Interest income 3,766 4,417 14,628 16,055 Interest expense (8,827) (7,523) (25,220) (22,938) Change in fair value of derivatives and other 131 318 838 (1,424) Unrealized credit loss release (provision) 617 33 284 (227) Other income (expense), net (105) 177 81 521 Income before taxes 7,706 10,798 21,690 32,050 Income tax benefit 42 28 522 220 Net Income $7,748 $10,826 $22,212 $32,270 Net income attributable to noncontrolling interest in investment entities - 45 - 181 Preferred stock dividends (2,887) (2,220) (8,661) (4,462) Net income attributable to AHH and OP unitholders $4,861 $8,651 $13,551 $27,989 Net income per diluted share and unit attributable to AHH and OP unitholders $0.06 $0.11 $0.17 $0.36 Weighted Average Shares & OP Units - Diluted 81,936 78,443 81,164 78,020

FFO, NORMALIZED FFO & ADJUSTED FFO[1]

$ IN THOUSANDS, EXCEPT PER SHARE DATA

ARMADA HOFFLER PROPERTIES

	Three months ended (Unaudited)				Nine months ended (Unaudited)	
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2021	9/30/2020
Funds From Operations						
Net income attributable to AHH and OP unitholders	**$4,861**	**$5,568**	**$3,122**	**$1,851**	**$13,551**	**$27,989**
Net Income per diluted share	$0.06	$0.07	$0.04	$0.02	$0.17	$0.36
Depreciation and amortization	16,886	17,285	18,066	17,678 (2)	52,237	41,867 (2)
Loss (gain) on dispositions of operating real estate	113	-	(3,464) (3)	-	(3,351) (3)	(6,388)
Impairment of real estate assets	-	-	3,039 (4)	-	3,039 (4)	-
FFO	**$21,860**	**$22,853**	**$20,763**	**$19,529**	**$65,476**	**$63,468**
FFO per diluted share	$0.27	$0.28	$0.26	$0.25	$0.81	$0.81
Normalized FFO						
Acquisition, development & other pursuit costs	8	32	71	29	111	555
Loss on extinguishment of debt	120	-	-	-	120	-
Non cash GAAP Adjustments	(339)	749	134	636	544	872
Change in fair value of derivatives and other	(131)	(314)	(393)	(294)	(838)	1,424
Normalized FFO	**$21,518**	**$23,320**	**$20,575**	**$19,900**	**$65,413**	**$66,319**
Normalized FFO per diluted share	$0.26	$0.29	$0.26	$0.25	$0.81	$0.85
Adjusted FFO						
Non-cash stock compensation	390	423	1,017	471	1,830	1,907
Acquisition, development & other pursuit costs	(8)	(32)	(71)	(29)	(111)	(555)
Tenant improvements, leasing commissions, lease incentives[5]	(1,837)	(1,537)	(1,264)	(1,924)	(4,638)	(4,816)
Property related capital expenditures	(3,457)	(2,054)	(1,224)	(2,500)	(6,735)	(4,703)
Adjustment for mezz loan modification and exit fees	(493)	(493)	(493)	(493)	(1,479)	(3,302)
Non-cash interest expense[6]	1,478	1,332	988	934	3,798	2,185
Cash ground rent payment - finance lease	(624)	(624)	(415)	(291)	(1,663)	(748)
GAAP Adjustments	(645)	(1,286)	(1,707)	(1,940)	(3,638)	(7,963)
AFFO	**$16,322**	**$19,049**	**$17,406**	**$14,128**	**$52,777**	**$48,324**
AFFO per diluted share	$0.20	$0.23	$0.22	$0.18	$0.65	$0.62
Weighted Average Common Shares Outstanding	61,083	60,409	59,422	58,304	60,310	57,000
Weighted Average Operating Partnership Units Outstanding	20,853	20,853	20,854	20,867	20,854	21,020
Total Weighted Average Common Shares and OP Units Outstanding	81,936	81,262	80,276	79,171	81,164	78,020

(1) See definitions in appendix.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) Excludes gain on the sale of easement rights at a non-operating parcel of $0.3M.
(4) Related to Socastee Commons.
(5) Excludes development, redevelopment, and first-generation space.
(6) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.

11

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER PROPERTIES

Debt	Stated Rate	Effective Rate as of 9/30/2021	Maturity Date	Debt Maturities & Principal Payments 2021	2022	2023	2024	2025	Thereafter	Outstanding as of 9/30/2021
Secured Notes Payable - Core Debt										
Red Mill West	4.23%	4.23%	Jun-2022	$118	$10,386					$10,504
Marketplace at Hilltop	4.42%	4.42%	Oct-2022	105	9,706					9,811
1405 Point	L+2.25%	2.33%	Jan-2023	182	754	51,532				52,468
Nexton Square	L+2.25%	2.50% [2]	Feb-2023	-	-	20,107				20,107
249 Central Park Retail	L+1.60%	3.85% [1]	Aug-2023	63	260	16,093				16,416
Fountain Plaza Retail	L+1.60%	3.85% [1]	Aug-2023	38	156	9,684				9,878
South Retail	L+1.60%	3.85% [1]	Aug-2023	28	114	7,065				7,207
Hoffler Place	L+2.60%	3.00% [2]	Jan-2024	-	-	257	18,143			18,400
Summit Place	L+2.60%	3.00% [2]	Jan-2024	-	-	311	22,789			23,100
One City Center	L+1.85%	1.93%	Apr-2024	160	659	691	22,734			24,244
Southgate Square	L+2.25%	3.00% [2]	Apr-2024	179	728	750	17,550			19,207
Red Mill Central	4.80%	4.80%	Jun-2024	44	175	175	1,838			2,232
Premier Apartments	L+1.55%	1.63%	Oct-2024	54	221	234	16,053			16,562
Premier Retail	L+1.55%	1.63%	Oct-2024	26	109	115	7,907			8,157
Red Mill South	3.57%	3.57%	May-2025	80	327	338	351	4,502		5,598
Brooks Crossing Office	L+1.60%	1.68%	Jul-2025	128	517	526	534	13,305		15,010
Market at Mill Creek	L+1.55%	1.63%	Jul-2025	162	647	647	647	11,200		13,303
Johns Hopkins Village[3]	L+1.25%	4.19% [1]	Aug-2025	252	1,031	1,075	1,116	46,649		50,123
North Point Center Note 2	7.25%	7.25%	Sep-2025	36	152	163	175	1,452		1,978
Encore Apartments	2.93%	2.93%	Feb-2026	133	540	556	573	590	22,264	24,656
4525 Main Street	2.93%	2.93%	Feb-2026	170	693	714	735	757	28,576	31,645
Delray Beach Plaza	L+3.00%	3.08%	Mar-2026	145	579	579	579	579	11,723	14,184
Thames Street Wharf	BSBY+1.30%	2.35% [1]	Sep-2026	358	1,433	1,433	1,972	3,050	62,754	71,000
Greenbrier Square	3.74%	3.74%	Oct-2027	-	60	371	385	399	18,785	20,000
Lexington Square	4.50%	4.50%	Sep-2028	68	280	293	306	320	12,973	14,240
Red Mill North	4.73%	4.73%	Dec-2028	27	110	116	121	127	3,715	4,216
Greenside Apartments	3.17%	3.17%	Dec-2029	181	735	759	780	808	29,515	32,778
The Residences at Annapolis Junction	SOFR+2.66%	2.71%	Nov-2030	-	-	147	1,753	1,809	80,665	84,374
Smith's Landing	4.05%	4.05%	Jun-2035	224	917	956	994	1,037	12,548	16,676
Liberty Apartments	5.66%	5.66%	Nov-2043	78	322	341	361	382	12,166	13,650
Edison Apartments	5.30%	5.30%	Dec-2044	88	364	384	405	427	14,347	16,015
The Cosmopolitan	3.35%	3.35%	Jul-2051	207	847	876	906	937	38,524	42,297
Total - Secured Core Debt				3,334	32,822	117,288	119,707	88,330	348,555	710,036
Secured Notes Payable - Development Pipeline										
Wills Wharf	L+2.25%	2.33%	Jun-2023	-	-	62,601				62,601
Chronicle Mill	L+3.00%	3.25% [2]	May-2024							
Gainesville Apartments	L+3.00%	3.75% [2]	Aug-2024	-	-	-	9,773			9,773
Total - Development Pipeline				-	-	62,601	9,773	-	-	72,374
Total Secured Notes Payable				3,334	32,822	179,889	129,480	88,330	348,555	782,410
Unsecured Core Debt										
Senior Unsecured Line of Credit	L+1.30%-1.85%	1.58%	Jan-2024	-	-	-	30,000			30,000
Senior Unsecured Term Loan	L+1.25%-1.80%	1.53%	Jan-2025	-	-	-	-	19,500		19,500
Senior Unsecured Term Loan	L+1.25%-1.80%	1.95% - 4.47% [1]	Jan-2025	-	-	-	-	185,500		185,500
Total - Unsecured Core Debt				-	-	-	30,000	205,000	-	235,000
Total Notes Payable excluding GAAP Adjustments				**$3,334**	**$32,822**	**$179,889**	**$159,480**	**$293,330**	**$348,555**	**$1,017,410**
GAAP Adjustments										1,137
Total Notes Payable										**$1,018,547**

(1) Includes debt subject to interest rate swap locks.
(2) Subject to a LIBOR rate floor.
(3) Held for sale as of 9/30/21.

12

13 DEBT INFORMATION Interest Rates(4) (1) Excludes debt subject to interest rate swap locks. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments. (4) Subject to LIBOR rate as of 9/30/21. $ IN THOUSANDS Debt Maturities 3.9% 2.7% 2.5% 3.1% 3.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2021 2022 2023 2024 2025 Thereafter⁽¹⁾ Debt Maturing Weighted Average Interest Rate 2.4% 3.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Variable-rate Debt Fixed-rate Debt 3.0% Weighted Average Total Debt Composition Weighted Average(4) % of Debt Interest Rate Maturity Variable vs. Fixed-rate Debt Variable-rate Debt(1) 42.4% 2.4% 3.7 Yrs Fixed-rate Debt(2)(3) 57.6% 3.5% 7.2 Yrs Fixed-rate and Hedged Debt(2)(3) 95.5% Secured vs. Unsecured Debt Unsecured Debt 23.1% 2.8% 3.2 Yrs Secured Debt 76.9% 3.0% 6.4 Yrs Total 3.0% 5.7 Yrs Interest Rate Cap Agreements At or Below 0.50% Effective Date Maturity Date Strike Rate Notional  Amount July 2020 July 2023 0.50% $100,000 February 2021 February 2023 0.50% 100,000 May 2021 May 2023 0.50% 35,100 May 2021 May 2023 0.50% 50,000 June 2021 July 2023 0.50% 100,000 Total Interest Rate Caps 385,100 Fixed-rate Debt(2)(3) $586,420 Fixed-rate and Hedged Debt $971,520 Total Debt(3) $1,017,410 % of Total Debt(3) 95.5%

CORE DEBT TO CORE EBITDA

$ IN THE THOUSANDS
SEE APPENDIX FOR CALCULATIONS AND RECONCILIATION

ARMADA HOFFLER PROPERTIES

	Three months ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net income attributable to common stockholders and OP unitholders	$4,861	$5,568	$3,122	$1,851	$8,651
Adjusted EBITDA[(1)(2)(4)(5)]	$33,294	$31,918	$31,922	$30,603	$30,045
Other adjustments:					
Development/Redevelopment	(725)	(819)	(1,060)	(880)	(2,225)
(Less) Acquisitions/Dispositions completed intra-quarter	(238)	-	(447)	(961)	(155)
Core EBITDA[(4)]	$32,331	$31,099	$30,415	$28,762	$27,665
Annualized Core EBITDA	$129,324	$126,756 [(6)]	$121,915 [(7)]	$115,046	$110,658
Total debt[(3)]	$1,017,410	$963,885	$975,099	$962,812	$885,359
Adjustments to debt:					
(Less) Development/Redevelopment	(72,374)	(62,493)	(69,039)	(67,285)	(143,560)
(Less) Net Acquisitions completed intra-quarter	(20,000)	-	(14,473)	(84,375)	(22,909)
(Less) Cash & restricted cash	(33,453)	(53,242)	(34,588)	(50,430)	(79,224)
Core Debt[(4)]	$891,583	$848,150	$856,999	$760,722	$639,666
Core Debt/Annualized Core EBITDA	**6.9x**	**6.7x**	**7.0x**	**6.6x**	**5.8x**

(1) See reconciliation in appendix.
(2) Excludes non-recurring items.
(3) Excludes GAAP adjustments.
(4) See definition in appendix.
(5) Interest expense has been adjusted for the current period and for prior periods to include interest expense relating to finance leases.
(6) Includes the unannualized mezzanine loan prepayment premium of $2.4M.
(7) Includes the unannualized gain of sale on the non-operating parcel of $0.3M.

14

CAPITALIZATION & FINANCIAL RATIOS

$ IN THOUSANDS AS OF SEPTEMBER 30, 2021

ARMADA HOFFLER PROPERTIES

Debt	% of Total	Principal Balance
Unsecured credit facility	3%	$30,000
Unsecured term loans	20%	205,000
Mortgages payable	77%	782,410
Total debt		$1,017,410

Preferred Equity	Shares	Liquidation Value Per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price	Market Value
Common stock (NYSE: AHH)	75%	61,324	$13.37	$819,902
Operating Partnership Units	25%	20,853	$13.37	278,805
Equity market capitalization		82,177		$1,098,707
Total capitalization				$2,287,202

Financial Ratios	
Debt Service Coverage Ratio[1]	2.8x
Fixed Charge Coverage Ratio[2]	2.3x
Net Debt to Adjusted EBITDA	7.4x
Core Debt to Core EBITDA	6.9x
Core Debt + Preferred Equity to Core EBITDA	8.2x
Debt/Total Capitalization	44%

Liquidity	
Cash on hand	$33,453
Availability under credit facility	89,000
Availability under construction loans	71,925
	$194,378



Equity 56%
Debt 44%
1%
12%
9%
36%
34%
8%
Equity
Preferred Equity
Common Stock
Common Units
Debt
Mortgages Payable
Unsecured Term Loans
Unsecured Credit Facility

Unencumbered Properties	
% of Total Properties	54%
% of Annualized Base Rent	31%

(1) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.
(2) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.

15

PROPERTY PORTFOLIO

AS OF SEPTEMBER 30, 2021

Retail Properties- Stabilized	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	SF[1]	Occupancy[2]	ABR[3]	ABR per Leased SF[3]
249 Central Park Retail	Cheesecake Factory, Brooks Brothers	Virginia Beach, VA	✓	-	2004	92,400	94.0%	$2,280,845	$26.26
Apex Entertainment	Apex Entertainment, USI	Virginia Beach, VA	✓	100%	2002	103,335	100.0%	1,492,772	14.45
Broad Creek Shopping Center[(6)(9)]	Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	121,504	96.9%	2,151,171	18.27
Broadmoor Plaza	Kroger	South Bend, IN		100%	1980	115,059	98.2%	1,349,460	11.95
Brooks Crossing Retail	Various Small Shops	Newport News, VA		100%	2016	18,349	78.3%	205,312	14.29
Columbus Village[(6)]	Barnes & Noble, CAVA, Shake Shack	Virginia Beach, VA	✓	100%	1980/2013	62,362	94.8%	1,798,786	30.44
Columbus Village II	BB&B, Regal	Virginia Beach, VA	✓	100%	1995/1996	92,061	96.7%	831,490	9.34
Commerce Street Retail	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	100.0%	896,395	46.75
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,276	100.0%	143,653	43.85
Delray Beach Plaza[(6)(9)]	Whole Foods	Delray Beach, FL		-	2021	87,207	100.0%	2,979,440	34.17
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	75.3%	1,472,634	18.43
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	100.0%	1,008,015	28.03
Greenbrier Square[(6)]	Kroger, Homegoods, Dick's Sporting Goods	Chesapeake, VA		-	2017	260,710	95.4%	2,428,432	9.76
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719		321,936	22.12
Hanbury Village[(6)]	Harris Teeter	Chesapeake, VA		100%	2006/2009	98,638	100.0%	1,990,910	20.18
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	100.0%	717,850	14.65
Lexington Square	Lowes Foods	Lexington, SC		-	2017	85,440	98.3%	1,830,239	21.79
Market at Mill Creek[(6)]	Lowes Foods	Mt. Pleasant, SC		-	2018	80,319	97.7%	1,824,408	23.24
Marketplace at Hilltop[(6)(9)]	Total Wine, Panera, Chick-Fil-A	Virginia Beach, VA		-	2000/2001	116,953	98.6%	2,549,976	22.11
Nexton Square	Various Small Shops	Summerville, SC		-	2020	127,208	100.0%	3,305,723	25.99
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,954	99.0%	1,524,486	13.40
North Point Center[(6)]	Harris Teeter, Home Depot, Costco	Durham, NC		88%	1998/2009	494,746	100.0%	3,904,179	7.89
Overlook Village	T.J. Maxx|Homegoods, Ross	Asheville, NC		100%	1990	151,365	100.0%	2,193,217	14.49
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	100.0%	836,604	13.67
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	94.4%	730,175	20.45
Patterson Place	BB&B, PetSmart, DSW	Durham, NC		100%	2004	160,942	82.7%	2,202,146	16.54
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	98.0%	1,248,621	17.16
Premier Retail	Williams Sonoma, Pottery Barn	Virginia Beach, VA	✓	-	2018	38,715	82.0%	$1,012,014	31.87
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	89.7%	2,643,891	28.59
Red Mill Commons[(6)]	Homegoods, Walgreens	Virginia Beach, VA		8%	2000-2005	373,808	90.3%	6,302,258	18.68
Sandbridge Commons[(6)]	Harris Teeter	Virginia Beach, VA		100%	2015	76,650	100.0%	1,094,883	14.28
Southgate Square	Burlington, PetSmart, Michaels, Conn's	Colonial Heights, VA		-	1991/2016	260,131	94.3%	3,435,991	14.01
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	77.9%	867,475	28.90
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	100.0%	1,955,197	17.84
Southshore Shops	Buffalo Wild Wings	Chesterfield, VA		100%	2006	40,307	78.6%	648,139	20.47
Studio 56 Retail	Rocket Title	Virginia Beach, VA	✓	100%	2007	11,594	31.0%	92,654	25.78
Tyre Neck Harris Teeter[(6)(9)]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	100.0%	533,285	10.91
Wendover Village	T.J. Maxx, Petco, Beauty World	Greensboro, NC		100%	2004	176,997	98.8%	3,335,136	19.08
Stabilized Retail Total	**38 Properties**			**55%**		**4,064,391**	**95.2%**	**$66,139,798**	**$17.09**

16

PROPERTY PORTFOLIO CONT.

AS OF SEPTEMBER 30, 2021

ARMADA HOFFLER PROPERTIES

Office Properties- Stabilized	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	SF[1]	Occupancy[2]	ABR[3]	ABR per Leased SF[3]
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	234,938	99.4%	$6,994,090	$29.96
Armada Hoffler Tower[4][5]	AHH, Troutman Pepper, Williams Mullen	Virginia Beach, VA	✓	100%	2002	315,916	99.5%	9,309,925	29.63
Brooks Crossing Office	Huntington Ingalls Industries	Newport News, VA		-	2019	98,061	100.0%	1,887,674	19.25
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,770	88.3%	2,896,314	25.46
One City Center	Duke University, WeWork	Durham, NC		-	2019	151,599	89.3%	4,287,825	31.66
Thames Street Wharf[4]	Morgan Stanley, JHU Medical	Baltimore, MD		-	2010	263,426	99.5%	7,443,476	28.41
Two Columbus	Hazen & Sawyer, Fidelity	Virginia Beach, VA	✓	100%	2009	108,459	95.4%	2,614,174	25.26
Stabilized Office Total	**7 Properties**			**42%**		**1,301,169**	**96.9%**	**$35,433,478**	**$28.11**

Office Properties- Non-Stabilized	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	SF[1]	Occupancy[2]	ABR[3]	ABR per Leased SF[3]
Wills Wharf[9]	Canopy by Hilton, Transamerica, RBC	Baltimore, MD		-	2020	327,991	59.8%	$5,569,221	$28.39
Non-Stabilized Office Total	**1 Property**								

Multifamily Properties- Stabilized		Location	Town Center	Unencumbered AQR	Year Built	Units/Beds	Occupancy[2]	AQR[7]	Monthly AQR per Occupied Unit/Bed	Monthly AQR per Occupied SF
1405 Point[8][9]		Baltimore, MD		-	2018	289	98.6%	$7,851,258	$2,296	$3.07
Encore Apartments		Virginia Beach, VA	✓	-	2014	286	95.8%	5,104,027	1,552	2.16
Edison Apartments[8]		Richmond, VA		-	2014	174	98.9%	2,857,074	1,384	2.25
Greenside Apartments		Charlotte, NC		-	2018	225	97.8%	4,282,434	1,622	2.19
Liberty Apartments[8]		Newport News, VA		-	2013	197	96.4%	3,170,227	1,391	1.91
Premier Apartments		Virginia Beach, VA	✓	-	2018	131	95.4%	2,729,466	1,820	2.96
Smith's Landing[9]		Blacksburg, VA		-	2009	284	99.6%	5,409,282	1,593	1.67
The Cosmopolitan[8]		Virginia Beach, VA	✓	-	2006	342	97.7%	8,730,467	2,178	2.25
The Residences at Annapolis Junction		Annapolis Junction, MD		-	2018	416	96.2%	10,006,392	2,085	2.32
Multifamily Total	**9 Properties**			-		**2,344**	**97.4%**	**50,140,628**	**1,830**	**2.26**
Hoffler Place[8][10]		Charleston, SC		-	2019	258	97.3%	3,399,358	1,129	3.61
Johns Hopkins Village[8][9][10]		Baltimore, MD		-	2016	568	98.1%	7,659,776	1,146	3.90
Summit Place[10]		Charleston, SC		-	2020	357	96.6%	3,831,718	926	2.59
Student Housing Total	**3 Properties**			-		**1,183**	**97.5%**	**14,890,852**	**1,076**	**3.40**
Total / Weighted Average Multifamily Portfolio						**3,527**	**97.4%**	**$65,031,480**	**$1,577**	**$2.45**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of September 30, 2021, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units/beds occupied as of September 30, 2021, divided by (b) total units/beds available, as of such date expressed as a percentage.

(3) For the properties in our retail & office portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of September 30, 2021 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of September 30, 2021. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) The Company occupied 55,390 square feet at these two properties at an ABR of $1.8M, or $32.23 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases.

(7) For the properties in our multifamily portfolio, AQR is calculated by multiplying (a) revenue for the quarter ended September 30, 2021 by (b) 4.

(8) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village, Hoffler Place, Edison, and 1405 Point excludes approximately $0.3M, $0.9M, $1.3M, $0.2M, $0.3M and $0.4M, respectively, from ground floor retail leases.

(9) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

(10) Student Housing property that is leased by bed. Monthly effective rent per occupied unit is calculated by dividing total base rental payments for the month ended September 30, 2021 by the number of occupied beds.

17

DEVELOPMENT PIPELINE

$ IN THOUSANDS

				Schedule[1]							
Projects	Property Type	Estimated [1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Under Development											
Chronicle Mill Belmont, NC	Multifamily	238 units / 14,700 sf	-	1Q21	3Q22	4Q23	$55,000	$35,100	$18,000	85% [3]	
Harrisonburg Apartments Harrisonburg, VA	Multifamily	266 units	-	2Q22	3Q23	4Q24	70,000	TBD	-	100%	
Gainesville Apartments Gainesville, GA	Multifamily	223 units	-	3Q20	1Q22	2Q23	52,000	31,000	33,000	95% [3]	
Southern Post Roswell, GA	Mixed-use	137 units / 137,000 sf	-	1Q22	4Q23	4Q24	110,000	TBD	11,000	100%	
				Total Projects Under Development			$287,000	$66,100	$62,000		
Delivered Not Stabilized											
Wills Wharf Baltimore, MD	Office	328,000 sf	70%	3Q18	2Q20	3Q22	$120,000	$76,000	$112,000	100%	Canopy by Hilton, Transamerica, RBC, Morgan Stanley
Predevelopment											
Ten Tryon Charlotte, NC	Mixed-use	220,000 sf	-	TBD	TBD	TBD	TBD	TBD	$10,000	80% [3]	
Unconsolidated JV's											
T. Rowe Price Global HQ Baltimore, MD		see page 19 for details					$250,000	-	$9,000	50%	T. Rowe Price
Parcel 4 Mixed-Use Baltimore, MD		see page 19 for details					192,000	-	1,000	50%	
				Total Unconsolidated JV's			$442,000	-	$10,000		



GALAXY COFFEE
bistro

Gainesville Apts
Gainesville, GA

	Q3 2021	YTD
Capitalized Interest	$272	$1,082
Capitalized Overhead	$500	$1,526

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition in appendix.
(3) Majority interest in joint venture with preferred return.

18

19 T Rowe Price Global HQ Baltimore, MD 1 - Thames Street Wharf 2 - 1405 Point 3 - Wills Wharf 4 - T. Rowe Price Global HQ 5 - Parcel 4 Mixed Use 6 - Exelon Building Owned 100% by AHH JV with Beatty Development Group Built by AHH (not owned) 6 2 1 3 4 5 DEVELOPMENT PIPELINE(1) UNCONSOLIDATED JOINT-VENTURES- PREDEVELOPMENT: SUBJECT TO CHANGE $ IN THOUSANDS (1) All items are estimated based on predevelopment assumptions. Estimated Property Type Size Construction Start Initial Occupancy Stabilized Operation Project Cost AHH Ownership % AHH Equity Requirement AHH Investment To Date Total Construction Fees T. Rowe Price Global HQ-Baltimore, MD Office 450,000 sf 1Q22 1Q24 2Q24 $250,000 50% $30,000 $9,000 $4-5M Parcel 4 Mixed-Use-Baltimore, MD Mixed-Use/Garage 310 units / 15,000 sf retail / 1,300 parking spaces 1Q22 1Q24 TBD 192,000 50% 30,000 1,000 4M Total Joint-Ventures $442,000 $60,000 $10,000 $8-9M

20 MEZZANINE INVESTMENTS (1) Represents estimates that may change as the development process proceeds. (2) 100% preferred equity, with economic terms and accounting consistent with a mezzanine loan. The Interlock Atlanta, GA AS OF SEPTEMBER 30, 2021 $ IN THOUSANDS The Interlock Atlanta, GA Property Type Estimated Size(1) % Leased or LOI Initial Occupancy Loan Maturity Interest Rate Loan Balance Mezzanine Interest QTD Outstanding Investments The Interlock Atlanta, GA Mixed-use 300,000 sf 81% 1Q21 4Q24 15% $92,254 $3,260 Solis Nexton(2) Summerville, SC Multifamily 320 units NA 4Q22 4Q26 11% 18,549 397 Total $110,803 $3,657 Mezzanine Interest Expense (349) Net Mezzanine Interest Income $3,308 Schedule(1)

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price[(1)]	Cash Cap Rate	Purchase Date	Anchor Tenants
2021		412,075	$64,850	6.9%		
Greenbrier Square	Chesapeake, VA	260,710	$36,500	6.3%	3Q21	Kroger, Homegoods, Dick's Sporting Goods
Overlook Village	Asheville, NC	151,365	$28,350	7.7%	3Q21	T.J. Maxx|Homegoods, Ross
2020		174 units	25,700	6.8%		
Edison Apartments	Richmond, VA	174 units	25,700	6.8%	4Q20	NA
2019		757,577	208,783	7.4%		
Thames Street Wharf	Baltimore, MD	263,426	101,000	7.1%	2Q19	Morgan Stanley, JHU Medical
Red Mill Commons & Marketplace at Hilltop	Virginia Beach, VA	488,865	105,000	7.7%	2Q19	T.J. Maxx, Homegoods, Total Wine, Walgreens
Wendover Village III	Greensboro, NC	5,286	2,783	9.2%	1Q19	Verizon
2018		217,751	52,658	6.7%		
2017		35,895	14,300	7.7%		
2016		1,515,674	261,530	7.0%		
2015		409,386	95,380	7.1%		
2014		106,166	19,662	7.3%		
Total/Weighted Average		**3,454,524 / 174 units**	**$742,863**	**7.1%**		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2021		128,105	$15,265	6.3%		
Courthouse 7-Eleven	Virginia Beach, VA	3,177	3,065	4.5%	4Q21	7-Eleven
Socastee Commons	Myrtle Beach, SC	57,273	3,800	NA [(3)]	3Q21	
Oakland Marketplace	Oakland, TN	64,538	5,500	7.8%	1Q21	Kroger
Hanbury 7-Eleven	Chesapeake, VA	3,117	2,900	5.5%	1Q21	7-Eleven
2020		645,600	97,300	7.7%		
Hanbury Walgreens	Chesapeake, VA	14,820	7,300	6.1%	3Q20	Walgreens
Retail Portfolio (7 properties)	Mid-Atlantic	630,780	90,000	7.8%	2Q20	Harris Teeter, Food Lion, Weis Markets, Office Max
2019		124,715	30,275	5.8%		
Lightfoot Marketplace	Williamsburg, VA	124,715	30,275 [(2)]	5.8%	3Q19	Harris Teeter
2018		6,047	4,400	5.4%		
2017		52,454	17,750	6.3%		
2016		481,866	97,350	8.4%		
2015		203,200 / 203 units	81,075	6.2%		
2014		31,000	8,900	6.3%		
Total/Weighted Average		**1,672,987 / 203 units**	**$352,315**	**7.2%**		

(1) Contractual purchase price.
(2) Includes JV interest in the property.
(3) Anchor tenant vacant at time of sale.

21

22 CONSTRUCTION BUSINESS SUMMARY $ IN THOUSANDS Holly Springs Apartments Holly Springs, NC Gross Profit Summary Q3 2021 Trailing 12 Months (Unaudited) Revenue $17,502 $125,336 Expense (15,944) (120,421) Gross Profit $1,558 $4,915 Highlighted Projects Location Total Contract Value Work in Place as of 9/30/2021 Backlog Estimated Date of Completion Adams Hill Apartments Greenville, SC $51,689 $468 $51,221 3Q 2023 Boulders Lakeview Apartments Richmond, VA 37,228 1,244 35,984 1Q 2023 Interlock Rooftop Atlanta, GA 14,775 6,719 8,056 1Q 2022 Subtotal $103,692 $8,431 $95,261 All Other Projects 377,846 366,242 11,604 Total $481,538 $374,673 $106,865

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER PROPERTIES

	Three months ended				Nine months ended			
	9/30/2021	9/30/2020	$ Change	% Change	9/30/2021	9/30/2020	$ Change	% Change
Summary								
NOI:								
Office	$6,427	$6,584	($157)	-2.4%	$19,915	$19,812	$103	0.5%
Retail	12,255	10,631	1,624	15.3%	35,986	35,663	323	0.9%
Multifamily	4,749	3,991	758	19.0%	14,022	12,640	1,382	10.9%
	$23,431	$21,206	$2,225	10.5%	$69,923	$68,115	$1,808	2.7%
NOI, Cash Basis:								
Office	$6,357	$6,298	$59	0.9%	$19,201	$18,543	$658	3.5%
Retail	12,092	11,046	1,046	9.5%	35,350	32,879	2,471	7.5%
Multifamily	4,565	3,821	744	19.5%	13,465	12,542	923	7.4%
	$23,014	$21,165	$1,849	8.7%	$68,016	$63,964	$4,052	6.3%
Detail by Segment								
Office[1]								
Revenue	$10,252	$10,232	$20	0.2%	$30,752	$30,253	$499	1.6%
Rental Expenses[2]	2,510	2,361	149	6.3%	6,934	6,887	47	0.7%
Real Estate Taxes	1,315	1,287	28	2.2%	3,903	3,554	349	9.8%
Net Operating Income	$6,427	$6,584	($157)	-2.4%	$19,915	$19,812	$103	0.5%
Retail[1]								
Revenue	$16,317	$14,586	$1,731	11.9%	$47,976	$47,224	$752	1.6%
Rental Expenses[2]	2,371	2,217	154	6.9%	6,742	6,327	415	6.6%
Real Estate Taxes	1,691	1,738	(47)	-2.7%	5,248	5,234	14	0.3%
Net Operating Income	$12,255	$10,631	$1,624	15.3%	$35,986	$35,663	$323	0.9%
Multifamily[1]								
Revenue	$8,217	$7,580	$637	8.4%	$23,847	$22,270	$1,577	7.1%
Rental Expenses[2]	2,683	2,619	64	2.4%	7,448	7,200	248	3.4%
Real Estate Taxes	785	970	(185)	-19.1%	2,377	2,430	(53)	-2.2%
Net Operating Income	$4,749	$3,991	$758	19.0%	$14,022	$12,640	$1,382	10.9%
Same Store Net Operating Income (NOI)	$23,431	$21,206	$2,225	10.5%	$69,923	$68,115	$1,808	2.7%
GAAP Adjustments	(417)	(41)	(376)		(1,907)	(4,151)	2,244	
Same Store Portfolio NOI, Cash Basis[3]	$23,014	$21,165	$1,849	8.7%	$68,016	$63,964	$4,052	6.3%

(1) See appendix for Same Store vs. Non – Same Store Properties.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.7M and $0.5M for the 3 months ended 9/30/2021 & 9/30/2020, respectively.
(3) Excludes deferred rent collected of ($0.3M) and ($0.1M) for the three months ended 9/30/2021 & 9/30/2020, respectively.

23

TOP 10 TENANTS BY ABR[1]

$ IN THOUSANDS AS OF SEPTEMBER 30, 2021

ARMADA HOFFLER PROPERTIES

Office Portfolio[1]

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Morgan Stanley[2]	1	2027	$ 5,703	16.1%	3.4%
Clark Nexsen	1	2029	2,746	7.7%	1.6%
WeWork	1	2034	2,065	5.8%	1.2%
Duke University	1	2029	1,618	4.6%	1.0%
Huntington Ingalls	1	2029	1,575	4.4%	0.9%
Mythics	1	2030	1,235	3.5%	0.7%
Johns Hopkins Medicine	1	2023	1,180	3.3%	0.7%
Pender & Coward	1	2030	950	2.7%	0.6%
Kimley-Horn	1	2027	930	2.6%	0.6%
Troutman Pepper Hamilton Sanders	1	2025	907	2.6%	0.5%
Top 10 Total			**$ 18,909**	**53.3%**	**11.2%**

Retail Portfolio[1]

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Harris Teeter/Kroger	6	2023 - 2035	$ 3,739	5.7%	2.2%
Lowes Foods	2	2037 ; 2039	1,976	3.0%	1.2%
Dick's Sporting Goods	1	2032	1,508	2.3%	0.9%
TJ Maxx/Homegoods[3]	5	2022 - 2026	1,504	2.3%	0.9%
PetSmart	5	2022 - 2027	1,461	2.2%	0.9%
Amazon/Whole Foods	1	2040	1,144	1.7%	0.7%
Ross Dress for Less	3	2025 - 2027	1,122	1.7%	0.7%
Apex Entertainment	1	2035	1,050	1.6%	0.6%
Bed Bath & Beyond	3	2025 - 2027	1,047	1.6%	0.6%
Regal Cinemas	2	2021 - 2024	949	1.4%	0.6%
Top 10 Total			**$ 15,500**	**23.5%**	**9.3%**

(1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized.
(2) Excludes 9.3K SF Morgan Stanley lease at Armada Hoffler Tower expiring in 2023. Inclusive of both leases, Morgan Stanley contributes $6.0M of ABR.
(3) 2022 expiration at Red Mill Commons was renewed for five years subsequent to quarter end.

24

LEASE SUMMARY

ARMADA HOFFLER PROPERTIES

OFFICE

Renewal Lease Summary

Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	GAAP Contractual Rent per SF	GAAP Prior Rent per SF	GAAP Releasing Spread	Cash Contractual Rent per SF	Cash Prior Rent per SF	Cash Releasing Spread	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q3 2021	1	1,400	4	16,017	$25.86	$27.22	-5.0%	$25.00	$28.90	-13.5%	3	$2,153	$1.54
Q2 2021	-	-	-	-	-	-	0.0%	-	-	0.0%	-	-	-
Q1 2021	1	4,152	1	4,152	23.95	23.56	1.6%	24.00	25.46	-5.7%	2	27,960	6.73
Q4 2020	2	14,745	1	3,024	24.81	22.66	9.5%	24.00	25.35	-5.3%	4	206,383	14.00
Office Renewal Total	**4**	**20,297**	**6**	**23,193**	**$24.71**	**$23.16**	**6.7%**	**$24.07**	**$25.62**	**-6.0%**	**3.84**	**$236,496**	**$11.65**

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q3 2021	3	10,895	$26.71	6	$466,981	$42.86
Q2 2021	1	1,700	29.50	3	12,583	7.40
Q1 2021	1	1,455	23.50	2	4,871	3.35
Q4 2020	2	4,032	25.47	7	238,691	59.20
New Office Total	**7**	**18,082**	**$26.44**	**5.55**	**$723,126**	**$39.99**

RETAIL

Renewal Lease Summary

Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	GAAP Contractual Rent per SF	GAAP Prior Rent per SF	GAAP Releasing Spread	Cash Contractual Rent per SF	Cash Prior Rent per SF	Cash Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q3 2021	10	43,479	7	21,163	$24.96	$22.04	13.3%	$24.86	$22.94	8.4%	5	$86,764	$2.00
Q2 2021	15	89,973	13	87,253	18.12	16.78	8.0%	18.13	16.95	6.9%	5	208,544	2.32
Q1 2021	8	21,317	9	22,717	23.78	22.22	7.0%	23.62	23.16	2.0%	4	117,685	5.52
Q4 2020	20	119,351	14	109,544	15.16	15.87	-4.5%	15.00	16.07	-6.7%	7	832,241	6.97
Retail Renewal Total	**53**	**274,120**	**43**	**240,677**	**$18.36**	**$17.64**	**4.0%**	**$18.26**	**$18.00**	**1.4%**	**5.99**	**$1,245,234**	**$4.54**

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q3 2021	10	34,384	$19.09	9	$898,397	$26.13
Q2 2021	11	55,683	16.05	9	3,029,735	54.41
Q1 2021	7	27,260	19.10	8	612,116	22.45
Q4 2020	10	71,888	16.13	9	1,505,862	20.95
New Retail Total	**38**	**189,215**	**$17.07**	**8.83**	**$6,046,109**	**$31.95**

(1) Excludes leases from properties in development.

25

OFFICE LEASE EXPIRATIONS

AS OF SEPTEMBER 30, 2021

ARMADA HOFFLER PROPERTIES

Year	Number of Leases Expiring	Square Footage of Leases Expiring(1)	% Portfolio Net Rentable Square Feet	Annualized Base Rent(1)	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	40,747	3.1%	$ -	-	$ -
M-T-M	5	2,743	0.2%	88,399	0.2%	32.23
2021	2	1,410	0.1%	37,983	0.1%	26.94
2022	10	47,132	3.6%	1,316,942	3.7%	27.94
2023	14	104,247	8.0%	2,852,112	8.0%	27.36
2024	12	142,077	10.9%	3,569,119	10.1%	25.12
2025	19	143,517	11.0%	4,329,313	12.2%	30.17
2026	11	54,089	4.2%	1,376,844	3.9%	25.46
2027	7	262,397	20.2%	7,702,641	21.7%	29.35
2028	11	86,228	6.6%	2,482,298	7.0%	28.79
2029	8	245,366	18.9%	6,471,877	18.3%	26.38
2030	6	107,801	8.3%	3,103,037	8.8%	28.78
2031	1	1,317	0.1%	37,535	0.1%	28.50
Thereafter	1	62,098	4.8%	2,065,378	5.9%	33.26
Total / Weighted Average	**107**	**1,301,169**	**100.0%**	**$35,433,478**	**100.0%**	**$28.11**

Upcoming Expirations Over 20,000 Square Feet Through Dec. 2023

Tenant	Property	Expiration Month	Square Footage Expiring(1)	Status
Day & Zimmerman	Armada Hoffler Tower	Apr-2022	23,267	In Negotiation
Johns Hopkins Medicine	Thames Street Wharf	Apr-2023	46,233	Expected to Vacate

(1) Excludes leases from properties in development and delivered, but not yet stabilized.

26

RETAIL LEASE EXPIRATIONS

AS OF SEPTEMBER 30, 2021

Year	Number of Leases Expiring	Square Footage of Leases Expiring[(1)]	% Portfolio Net Rentable Square Feet	Annualized Base Rent[(1)]	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	194,770	4.8%	$ -	-	$ -
M-T-M	3	7,500	0.2%	165,281	0.2%	22.04
2021	14	77,696	1.9%	793,758	1.2%	10.22
2022	62	250,235	6.2%	4,162,768	6.3%	16.64
2023	66	449,605	11.1%	7,153,876	10.8%	15.91
2024	85	455,391	11.2%	8,500,765	12.9%	18.67
2025	83	628,377	15.5%	8,830,421	13.4%	14.05
2026	71	376,367	9.3%	7,174,271	10.8%	19.06
2027	35	242,510	6.0%	4,765,508	7.2%	19.65
2028	28	73,347	1.8%	1,885,414	2.9%	25.71
2029	25	107,527	2.6%	2,278,204	3.4%	21.19
2030	40	239,821	5.9%	5,301,900	8.0%	22.11
2031	30	217,842	5.4%	4,171,619	6.3%	19.15
Thereafter	29	743,403	18.1%	10,956,013	16.6%	14.74
Total / Weighted Average	**571**	**4,064,391**	**100.0%**	**$66,139,798**	**100.0%**	**$17.09**

Upcoming Expirations Over 20,000 Square Feet Through 2023

Tenant	Property	Expiration	Square Footage Expiring[(1)]	Status
Regal Cinemas	Columbus Village II	Dec-2021	51,545	In Negotiation
PetSmart	Southgate Square	Jan-2022	25,950	In Negotiation
TJ Maxx	Red Mill Commons	Mar-2022	30,000	Renewed for 5 years
Michaels	Red Mill Commons	Jul-2022	23,753	In Negotiation
Food Lion	Broad Creek Shopping Center	Aug-2022	33,000	
Jo-Ann Fabric	Overlook Village	Jan-2023	22,835	
Home Depot	North Point Center	Jan-2023	120,000	
Golf Galaxy	Wendover Village	Jun-2023	24,946	
Harris Teeter	North Point Center	Aug-2023	57,590	
TJ Maxx	Wendover Village	Oct-2023	24,903	

Renewals During the Quarter Over 20,000 Square Feet

Tenant	Property	Square Footage	Prior Expiration	New Expiration
PetSmart	Broad Creek	20,114	Jan-2022	Jan-2027

(1) Excludes leases from properties in development and delivered, but not yet stabilized.

27

28 APPENDIX DEFINITIONS & RECONCILIATIONS Town Center Virginia Beach, VA

29 D E F I N I T I O N S FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements, termination fees and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark- to-market adjustments on interest rate derivatives, provision for unrealized credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

30 D E F I N I T I O N S ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, recognition of mezzanine loan exit fees and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivates, mezzanine loan prepayment premiums, and other one-time adjustments including non- recurring bad debt and termination fees. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as Adjusted EBITDA, excluding certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our reoccurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash.

31 D E F I N I T I O N S SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

SAME STORE VS. NON-SAME STORE

ARMADA HOFFLER PROPERTIES

	Three Months Ended 9/30/2021 to 2020		Nine Months Ended 9/30/2021 to 2020	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Apex Entertainment		X		X
Broad Creek Shopping Center	X		X	
Broadmoor Plaza	X		X	
Brooks Crossing (Retail)	X		X	
Columbus Village	X		X	
Columbus Village II	X		X	
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Delray Beach Plaza		X		X
Dimmock Square	X		X	
Fountain Plaza Retail	X		X	
Greentree Shopping Center	X		X	
Greenbrier Square		X		X
Hanbury Village	X		X	
Harrisonburg Regal	X		X	
Lexington Square	X		X	
Market at Mill Creek	X		X	
Marketplace at Hilltop	X		X	
Nexton Square		X		X
North Hampton Market	X		X	
North Point Center	X		X	
Overlook Village		X		X
Parkway Centre	X		X	
Parkway Marketplace	X		X	
Patterson Place	X		X	
Perry Hall Marketplace	X		X	
Premier Retail		X		X
Providence Plaza	X		X	
Red Mill Commons	X		X	

	Three Months Ended 9/30/2021 to 2020		Nine Months Ended 9/30/2021 to 2020	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
Sandbridge Commons	X		X	
South Retail	X		X	
South Square	X		X	
Southgate Square	X		X	
Southshore Shops	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Wendover Village	X		X	
Office Properties				
4525 Main Street	X		X	
Armada Hoffler Tower	X		X	
Brooks Crossing (Office)	X		X	
One City Center	X		X	
One Columbus	X		X	
Thames Street Wharf	X		X	
Two Columbus	X		X	
Wills Wharf		X		X
Multifamily Properties				
1405 Point	X		X	
Edison Apartments		X		X
Encore Apartments	X		X	
Greenside Apartments	X		X	
Hoffler Place	X		X	
Johns Hopkins Village		X		X
Liberty Apartments	X		X	
Premier Apartments	X		X	
Smith's Landing	X		X	
Summit Place		X		X
The Cosmopolitan		X		X
The Residences at Annapolis Junction		X		X

32

RECONCILIATION OF ADJUSTED EBITDA, CORE EBITDA, AND CORE DEBT[1]

ARMADA HOFFLER PROPERTIES

$ IN THOUSANDS

	Three months ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net income attributable to common stockholders and OP unitholders	$4,861	$5,568	$3,122	$1,851	$8,651
Excluding:					
Depreciation and amortization	16,886	17,285	18,066	17,678 [2]	14,131 [2]
Loss (gain) on real estate dispositions	113	-	(3,717)	-	(3,612)
Impairment of real estate assets	-	83	3,039	-	-
Income tax provision (benefit)	(42)	(461)	(19)	(63)	(28)
Interest expense [5]	8,827	8,418	7,975	8,044	7,478
Change in fair value of derivatives and other	(131)	(314)	(393)	(294)	(318)
Preferred dividends	2,887	2,887	2,887	2,887	2,220
Loss on extinguishment of debt	120	-	-	-	-
Non-recurring bad debt	-	-	-	-	1,100 [4]
Mezzanine loan prepayment premium	-	(2,359)	-	-	-
Unrealized credit loss provision (release)	(617)	388	(55)	29	(33)
Non-cash stock compensation	390	423	1,017	471	456
Adjusted EBITDA[3]	$33,294	$31,918	$31,922	$30,603	$30,045
Development/Redevelopment:					
Premier Retail	-	-	(221)	(202)	(223)
Wills Wharf	(725)	(819)	(839)	(678)	(633)
The Cosmopolitan Apartments	-	-	-	-	(981)
Summit Place	-	-	-	-	(388)
Total Development	(725)	(819)	(1,060)	(880)	(2,225)
Dispositions completed intra-quarter	-	-	(111)	-	(80)
Acquisitions completed intra-quarter	(238)	-	(336)	(961)	(75)
Core EBITDA	$32,331	$31,099	$30,415	$28,762	$27,665
Annualized Core EBITDA	$129,324	$126,756 [7]	$121,915 [8]	$115,046	$110,658
Total debt[6]	$1,017,410	$963,885	$975,099	$962,812	$885,359
(Less) Development/Redevelopment					
Premier Retail	-	-	(8,208)	(8,241)	(8,250)
Wills Wharf	(62,601)	(61,235)	(60,831)	(59,044)	(57,585)
Solis Gainesville	(9,773)	(1,258)	-	-	-
The Cosmopolitan Apartments	-	-	-	-	(43,110)
Summit Place	-	-	-	-	(34,615)
Total Development	(72,374)	(62,493)	(69,039)	(67,285)	(143,560)
(Less) Net Acquisitions completed intra-quarter	(20,000)	-	(14,473)	(84,375)	(22,909)
(Less) Cash & restricted cash	(33,453)	(53,242)	(34,588)	(50,430)	(79,224)
Core Debt	$891,583	$848,150	$856,999	$760,722	$639,666
Core Debt/Annualized Core EBITDA	**6.9x**	**6.7x**	**7.0x**	**6.6x**	**5.8x**

(1) See definitions in appendix.
(2) Adjusted for the depreciation and interest expense attributable to noncontrolling interests in consolidated investments.
(3) Excludes non-recurring items.
(4) Bad debt resulting from Company's decision to terminate two defaulted Regal Cinemas leases.
(5) Interest expense has been adjusted for the current period and for prior periods to include interest expense relating to finance leases.
(6) Excludes GAAP Adjustments.
(7) Includes the unannualized mezzanine loan prepayment premium of $2.4M.
(8) Includes the unannualized gain of sale on the non-operating parcel of $0.3M.

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34 CAPITAL EXPENDITURES QUARTER TO DATE(1) YEAR TO DATE(1) AS OF SEPTEMBER 30, 2021 (1) Excludes acquired, disposed, under development, and held for sale properties. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements Building Improvements Furniture Fixtures & Equipment Total Second Generation Capex Retail $530 -$ $805 $367 $862 -$ $2,564 Office 56 - 254 19 265 - 594 Multifamily 192 - - 49 1,466 429 2,136 Total Portfolio $778 $0 $1,059 $435 $2,593 $429 $5,294 Leasing Commissions Lease Incentive Tenant Improvements Land Improvements Building Improvements Furniture Fixtures & Equipment Total Second Generation Capex Retail $1,494 -$ $1,844 $793 $1,441 -$ $5,572 Office 174 - 857 19 1,187 - 2,237 Multifamily 270 - - 111 2,335 849 3,565 Total Portfolio $1,938 $0 $2,701 $923 $4,963 $849 $11,374

35 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) See appendix for the Same Store vs. Non-Same Store properties. (2) Includes expenses associated with the Company’s in-house asset management division. Three months ended 9/30 Nine months ended 9/30 2021 2020 2021 2020 Office Same Store(1) Rental revenues $10,252 $10,232 $30,752 $30,253 Property expenses 3,825 3,648 10,837 10,441 NOI 6,427 6,584 19,915 19,812 Non-Same Store NOI (2) 550 455 1,869 702 Segment NOI $6,977 $7,039 $21,784 $20,514 Retail Same Store(1) Rental revenues $16,317 $14,586 $47,976 $47,224 Property expenses 4,062 3,955 11,990 11,561 NOI 12,255 10,631 35,986 35,663 Non-Same Store NOI (2) 2,598 612 6,270 5,054 Segment NOI $14,853 $11,243 $42,256 $40,717 Multifamily Same Store(1) Rental revenues $8,217 $7,580 $23,847 $22,270 Property expenses 3,468 3,589 9,825 9,630 NOI 4,749 3,991 14,022 12,640 Non-Same Store NOI (2) 4,721 2,380 13,462 6,736 Segment NOI $9,470 $6,371 $27,484 $19,376 Total Property Portfolio NOI $31,300 $24,653 $91,524 $80,607

RECONCILIATION TO GAAP NET INCOME

$ IN THOUSANDS

Three months ended 9/30/2021

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 11,933	$ 20,223	$ 17,404	$ 49,560	$ 17,502	$ 67,062
Segment expenses	4,956	5,370	7,934	18,260	15,944	34,204
Net operating income	$ 6,977	$ 14,853	$ 9,470	$ 31,300	$ 1,558	$ 32,858
Depreciation and amortization						(16,886)
General and administrative expenses						(3,449)
Acquisition, development and other pursuit costs						(8)
Gain (loss) on real estate dispositions						(113)
Interest income						3,766
Interest expense						(8,827)
Unrealized credit loss release (provision)						617
Amortization of right-of-use assets - finance leases						(278)
Change in fair value of derivatives and other						131
Other income (expense)						(105)
Income tax benefit						42
Net income						$ 7,748
Preferred stock dividends						(2,887)
Net income attributable to AHH and OP unitholders						$ 4,861

Nine months ended 9/30/2021

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 35,324	$ 57,682	$ 49,673	$ 142,679	$ 71,473	$ 214,152
Segment expenses	13,540	15,426	22,189	51,155	68,350	119,505
Net operating income	$ 21,784	$ 42,256	$ 27,484	$ 91,524	$ 3,123	$ 94,647
Depreciation and amortization						(52,237)
General and administrative expenses						(10,957)
Acquisition, development and other pursuit costs						(111)
Impairment charges						(3,122)
Gain (loss) on real estate dispositions						3,604
Interest income						14,628
Interest Expense						(25,220)
Unrealized credit loss release (provision)						284
Amortization of right-of-use assets - finance leases						(745)
Change in fair value of derivatives and other						838
Other income (expense)						81
Income tax benefit						522
Net income						$ 22,212
Preferred stock dividends						(8,661)
Net income attributable to AHH and OP unitholders						$ 13,551

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